Exhibit 99.1
IMPAX Laboratories, Inc.

IMPAX Laboratories, Inc. (IPXL.PK) "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this presentation contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on management's current expectations and are subject to a number of known and unknown risks and uncertainties that could cause IMPAX's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, possible adverse effects resulting from the delisting of and suspension of trading in IMPAX's stock, the SEC proceeding to determine whether to suspend or revoke the registration of IMPAX's securities under section 12 of the Securities Exchange Act, IMPAX's delay in filing its periodic reports subsequent to its Form 10-Q for the third quarter of 2004, the time that will be required to complete the filing of IMPAX's delinquent periodic reports, IMPAX's ability to obtain sufficient capital to fund its operations, the difficulty of predicting FDA filings and approvals, consumer acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, IMPAX's ability to successfully develop and commercialize pharmaceutical products, IMPAX's reliance on key strategic alliances, the uncertainty of patent litigation, the availability of raw materials, the regulatory environment, dependence on patent and other protection for innovative products, exposure to product liability claims, fluctuations in operating results and other risks detailed from time to time in IMPAX's filings with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and IMPAX undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise. Note: All product sales data included herein are derived from data published by Wolters Kluwer Health for the 12 months ending May 31, 2007, except for the veterinary product Carprofen, which are derived from data published by Market Dynamics for the 12 months ending December 31, 2004. Trademarks referenced herein are the property of their respective owners. (c)2006 IMPAX Laboratories, Inc.

Company Overview Technology based specialty pharmaceutical company Applying oral drug delivery technology and formulation expertise to the development of generic and branded pharmaceutical products Experienced senior management team Strong product portfolio Brand strategy offers potential long-term growth opportunities

Product Portfolio Approximately 112 generic products approved, pending or under development - targeting over $30 billion in US product sales 40 Approved applications 20 Applications pending at FDA 4 ANDAs with Tentative Approval Approximately 52 more under development Additional products and/or strengths Additionally, 1 NDA for a brand product is pending and three additional brand products are under development

R&D Highlights 2006 - Received 6 approvals from FDA ^ Final Approvals for generic versions of: Salagen Colestid Granules Colestid Tablets Urecholine Ditropan XL 15mg Wellbutrin XL 300mg

Commercial Highlights 2006 - Launched 6 new products Includes generic versions of: Salagen 5, 7.5mg Colestid Granules Lofibra 67,134,200mg ProAmatine 10mg Ditropan XL 15mg Wellbutrin XL 300mg

R&D Highlights 2007 - Received 5 approvals from FDA ^ Final Approval for generic versions of: Corzide 40/5mg, 80/5mg Ditropan XL 5,10mg Xanax XR 0.5,1,2,3mg Lopid 600mg Persantine Tabs 25,50,75mg

Commercial Highlights 2007 - Launched 3 new products ^ Includes generic versions of: Colestid Tablets Urecholine 5,10,25,50 mg Ditropan XL 5,10 mg

Drug Delivery Capabilities Multiple delivery vehicles Applying new and existing drug delivery technologies to create new product opportunities (20 approved ANDAs utilize our drug delivery technologies) Developing and patenting new concepts and oral controlled release technologies Approximately 120 employees in our R&D effort

Development Strategy Target limited competition environment Generic Controlled Release - large, rapidly growing market Specialty - technically challenging projects, barriers to entry, or other selected market opportunities Brand Targeting drugs used in treating CNS disorders Focusing on improved versions of marketed compounds Lower cost - much smaller R&D investment compared to NCEs Lower risk of development - compounds previously shown to be safe and effective

Development Strategy Outsourced Development Selected Generic Projects 21 development projects outsourced Utilizing 6 off-shore companies Out of the 21 projects, 5 have been submitted, 2 have been approved Provides Lower cost of development Increased development capacity

Expansion in Manufacturing Capacity 2007 initiative to establish FDA approved manufacturing plant in Taiwan Targets: Fully operational in early 2010 Low cost structure Well trained labor pool When fully developed, approximately 50% increase in capacity

Generic Projects

Generic Projects Current Status *US Market size, millions of US$ Group Specialty Specialty Controlled Release Controlled Release Total Total Category Qty Market* Qty Market* Qty Market* Pending at FDA 10 $794 10 $6,928 20 $7,722 Under Development 15 $3,240 37 $15,525 52 $18,765 Total 25 $4,034 47 $22,453 72 $26,487

Paragraph IV Filing Summary (24 total) Generic Projects *Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data. Note 1:Paragraph IV cert. & notice filed 4Q02. Products in Teal are marketed. White background means TA/FA rec'd. IMPAX Project Generic of* Est. Filing Order** Initial Filing Omeprazole 10,20,40mg DR Prilosec (AZN) 5th of 10 total 4Q99 Bupropion 100,150mg ER Wellbutrin SR (GSK) 3rd of 5 total 2Q00 Bupropion 150mg ER Zyban (GSK) 2nd of 4 total 2Q00 Fenofibrate 67,134,200mg Lofibra (Gate/Teva) 2nd of 2 total 2Q00 Loratadine & PSE 10/240mg ER Claritin-D 24 hr (SGP) 2nd of 3 total 3Q00 Loratadine 10mg ODT Claritin Reditab (SGP) 3rd of 3 total 4Q00 Loratadine & PSE 5/120mg ER Claritin-D 12 hr (SGP) 1st of 2 total 4Q00 Metformin 500mg ER Glucophage XR (BMS) 2nd of 15 total 3Q011 Fexofenadine & PSE 60/120mg ER Allegra-D (AVE) 2nd of 5 total 4Q01 Oxycodone 80mg ER OxyContin (PUR) 3rd of 6 total 4Q01 Oxycodone 10,20&40mg ER OxyContin (PUR) 3rd of 6 total 2Q02 Fenofibrate 54,160mg Tricor Tablet (ABT) 2nd of 4 total 3Q02

Paragraph IV Filing Summary Generic Projects *Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data. Note 2--Paragraph IV certification and notice filed 3Q05. Note 3--First to file on 15 mg strength. IMPAX Project Generic of* Est. Filing Order** Initial Filing Methylphenidate 18,27,36&54mg ER Concerta (Alza/JNJ) 1st of 2 total 4Q022 Carbidopa/Levodopa ER Sinemet CR (BMS) 2nd of 4 total 4Q02 Carprofen 25,75 &100mg (Vet) Rimadyl (Pfizer) 1st 4Q02 Bupropion 200mg ER Wellbutrin SR (GSK) 1st of 2 total 1Q03 Oxybutynin 5,10,15mg ER Ditropan XL (Alza/JNJ) 2nd of 2 total3 2Q03 Amphetamine 5,10,15,20,25&30mg ER Adderall XR (Shire) 2nd of 5 total 3Q03 Metformin 750mg ER Glucophage XR (BMS) 5th of 10 total 4Q03 Bupropion 150&300mg ER Wellbutrin XL (GSK) 3rd of 4 total 4Q04 Colestipol 1gm Colestid Tablet (Pfizer) 1st 4Q042 Venlafaxine 37.5,75&150mg ER Effexor XR (Wyeth) 2nd of 6 total 4Q05 Undisclosed Undisclosed Undisclosed 4Q06 Divalproex 250,500mg ER Depakote ER (ABT) 5th of 5 total 1Q07

Paragraph IV Litigation Status Summary (24 total filed) Generic Projects Litigation Resolved or Not Sued (20 projects) Litigation Resolved or Not Sued (20 projects) Bupropion 100,150mg ER (W) Methylphenidate 18,27,36&54mg ER Bupropion 150mg ER (Z) Carbidopa/Levodopa ER Fenofibrate 67,134,200mg Caps Carprofen 25,75,100mg Loratadine & PSE 10/240mg ER 24hr Bupropion 200mg ER Loratadine 10mg ODT Oxybutynin 5,10&15mg ER Loratadine & PSE 5/120mg ER 12hr SE Amphetamine 5,10,15,20,25&30mg ER Metformin 500mg ER Metformin 750mg ER Fenofibrate 54 &160mg Tabs Colestipol 1gm Tabs Bupropion 150 & 300mg ER (XL) Undisclosed Oxycodone 80mg ER Oxycodone 10, 20, 40 mg ER

Paragraph IV Litigation Status Summary (24 total filed) Generic Projects Project Litigation Status Omeprazole 10, 20 & 40mg DR May 2007 trial court decision that Impax product infringes; patent not invalid. Notice of appeal filed. Fexofenadine & PSE ER No trial date scheduled. Venlafaxine 37.5, 75, 150mg ER Markman hearing held in June 2007; awaiting Court's decision. Divalproex 250,500mg ER Discovery stage.

Commercial Strategy Teva Signed June 2001 First product shipped 1Q 2004 12 Rx products, 11 filed to date, 11 disclosed Dava/Purdue Signed November 2005 First product shipped 4Q 2005 1 Rx product, 4 Strengths, Oxycodone HCl ER Tablets; 10, 20, 40 & 80 mg Signed patent settlement with Purdue Pharmaceuticals in March 2007 which granted IMPAX a full release and ability to sell a limited amount of product for a limited amount of time Amended terms of Dava agreement that better reflects the changes in the marketplace (e.g. larger share of profits to IMPAX in exchange for relieving DAVA of all future appointment fees) Strategic Alliances for Generic Projects

Brand Projects

Brand Projects Targeting improved versions of existing chemical entities Reduced risk and expense associated with development as compared to NCE development. Reduced time of development as compared to NCE development Utilize development and drug delivery expertise Improve patient compliance and outcomes

Brand Projects Focus on Central Nervous System (CNS) drugs Rapidly growing therapeutic area Focus on CNS disease states, including movement disorders such as Parkinson's disease. These movement disorders are frequently treated by the approximately 8,300 practicing neurologists, of which about 3,500 write the majority of prescriptions. This group can be addressed by the small existing sales force by adding these products to the current effort for Carbatrol.

Brand Projects Despite being the standard for treating Parkinson's Disease, existing levodopa therapy does not meet certain needs: Delayed or unpredictable "on" Motor fluctuation and dyskinesias Pill burden True delivery of continuous dopaminergic stimulation

Brand Projects VADOVATM (carbidopa-levodopa) is formulated with the goal of meeting one of these unmet needs by allowing a reduction in pill burden.

Brand Projects VADOVA The effective date of acceptance of the VADOVA NDA by FDA was May 3, 2005. "Non-approvable" letter received from FDA March 3, 2006. An Amendment was filed on January 18, 2007 addressing the concerns raised in the Agency's non-approvable letter of March 2006. Two posters were presented at the Movement Disorder Society's 11th International Congress of Parkinson's Disease and Movement Disorders in Istanbul, Turkey on June 7, 2007. U.S. Patent No. 7,094,427 issued. Additional U.S. and foreign applications pending. IPX056 For our second brand project, IPX056, a clinical trial study is being conducted in individuals with established spasticity resulting from multiple sclerosis.

Commercial Strategy Carbatrol (r) (Shire) Signed January 2006 Promoted Product: Carbatrol(r) (carbamazepine extended release) Payments of $40 million to be received over three years to provide promotional services Target audience - Neurologists Impax Pharmaceuticals Sales Force formed and detailing of Carbatrol launched - July 2006 Strategic Alliances for Branded Projects

Significant Milestones Milestone 2000/2001 2002 2003 2004 2005 2006 2007 (YTD) Applications Filed 16 8 8 6 10 6 4 PPG IV filings 9 5 4 1 3* 1 1 IND filings 0 0 2 1 0 0 0 NDA filings 0 0 0 0 1 0 0 Approvals (Total) 3 8 9 11 6 6 5 Tentative approval 0 5 2 2 1 1 0 Filing Goal 2007: 8-10 with focus on modified-release products *Includes amendments to two previously filed applications-not included in 2005 applications filed

Financials Financials

Highlights Experienced management with strong industry knowledge and technical expertise Broad base of drug delivery technology, formulation and development expertise Strong product portfolio Branded product strategy offers potential additional long-term growth opportunities

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